Exhibit 99.1

Survey Participants

Towers Watson CDB General Industry Executive, Towers Watson CDB Energy Services Executive, and AonHewitt IEHRA Energy Industry survey participants (applicable to both Messrs. Blue and Sawhney):

3M

A.O. Smith

Abbott Laboratories

Accenture

ACH Food

Acxiom

Adecco

AEI Services

Aerojet

AES

Agilent Technologies

Agrium

Air Liquide

Air Products and Chemicals

Alcatel-Lucent

Alcoa

Allergan

Allete

Alliant Energy

Alyeska Pipeline Service Company

AMC Entertainment

Ameren

American Crystal Sugar

American Electric Power

American Sugar Refining

Americas Styrenics

AmerisourceBergen

AMETEK

Amgen

AMSTED Industries

Anixter International

APL

Appleton Papers

ARAMARK

Arby’s Restaurant Group

Archer Daniels Midland

Arctic Cat

Aricent Group

Arkansas Electric Cooperatives

Arkema

Armstrong World Industries

Arrow Electronics

Ashland

Associated Electric Cooperative Inc.

AstraZeneca

AT&T

ATC Management

Atmos Energy

Atos IT Solutions and Services

Automatic Data Processing

Avant Energy, Inc.

Avaya

Avis Budget Group

Avista

Babcock & Wilcox

Babcock Power

BAE Systems

Ball

Barnes Group

BASF

Battelle Energy Alliance LLC

Baxter International

Bayer AG

Bayer Business & Technology Services

Bayer CropScience

Bayer HealthCare

BD - Becton Dickinson

Beam

Bechtel Systems & Infrastructure Inc

Best Buy

BG US Services

Big Lots

Black Hills

Bob Evans Farms

Boehringer Ingelheim

Boeing

Booz Allen Hamilton

Boralex Hydro Operations Inc.

BorgWarner

Boston Scientific

Brady

BrightSource Energy Inc.

Bristol-Myers Squibb

Brunswick

Bunge

Burlington Northern Santa Fe

Bush Brothers

CA, Inc.

Caithness Energy, LLC

Calpine Corporation

Capital Power Corporation

Cardinal Health

CareFusion

Cargill

Carlson

Carmeuse North America Group

Carnival

Carpenter Technology

Catalent Pharma Solutions

Catalyst Health Solutions

Caterpillar

Celanese Americas

Celestica

CenterPoint Energy

Century Aluminum

CEVA Logistics

CGI Technologies & Solutions

CH Energy Group

CH2M Hill

Chemtura

Cheniere Energy

Chevron Global Power

Chiquita Brands

CHS

Cintas

Cisco Systems

Clear Channel Communications

Cliffs Natural Resources

Cloud Peak Energy

CMS Energy

Coach

Coca-Cola

Coinstar

Colgate-Palmolive

Colorado Springs Utilities

Columbia Sportswear

Comcast

Compass Group

ConAgra Foods

Consolidated Edison

Continental Automotive Systems

ConvaTec

Convergys

Cooper Industries

Corning

Covance

Covanta Holding Corporation

Covidien

Crosstex Energy

Crown Castle

CSC

CSX

Cummins

Curtiss-Wright

CVS Caremark

Daiichi Sankyo

Daimler Trucks North America

Danaher

Darden Restaurants

Dean Foods

Deckers Outdoor

Dell

Delta Air Lines

Deluxe

Dentsply

Deseret Generation and Transmission Cooperative

Dex One

DIRECTV Group

Dollar Thrifty Automotive Group

Dollar Tree

Dominion Resources

Domtar

Donaldson

Dow Corning

DTE Energy

Duke Energy

DuPont

Duquesne Light Holdings Inc.

Dynegy

E.W. Scripps

Eastman Chemical

Eaton

eBay

Ecolab

Edison International

Edison Mission Energy

Eisai, Inc.

El Paso Corporation

El Paso Electric

ElectriCities of North Carolina

Eli Lilly

EMC

Emerson Electric

Enbridge Energy

EnCana Oil & Gas USA

Endo Health Solutions

Energen

Energy Future Holdings

Energy Northwest

Energy Systems Group

EnergySource LLC

Enpower Management Corp.

EnPro Industries

Entegra Power Group, LLC

Entergy

Enterprise Products Partners

enXco, Inc.

EQT Corporation

Equifax

Equity Office Properties

Ericsson

ESRI

Essential Power LLC

Essilor of America

Estee Lauder

Esterline Technologies

Euro-Pro Operating

Exelis

Exelon

Expedia

Experian Americas

Express Scripts

Exterran

Federal-Mogul

Ferrellgas Partners, L.P.

Fidessa Group

FirstEnergy

Florida Municipal Power Agency

Fluor

Ford

Forest Laboratories

Foster Wheeler Corporation

Freeport-McMoRan Copper & Gold

GAF Materials

Gap

Garland Power & Light

Gates

GATX

Gavilon

GCL Solar Energy, Inc.

GDF Suez Energy Resources NA

GenCorp

General Atomics

General Dynamics

General Mills

General Motors

GenOn Energy

Gilead Sciences

GlaxoSmithKline

Globecomm Systems

Globeleq Inc.

Goodrich

Graco

Great River Energy

Green Mountain

GROWMARK

GTECH

GWF Power Systems

H.B. Fuller

Hanesbrands

Hanger Orthopedic Group

Harland Clarke

Harman International Industries

Harsco

Hasbro

Herman Miller

Hershey

Hertz

Hess Corporation

Hewlett-Packard

Hexcel

Hilton Worldwide

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Honeywell

Hormel Foods

Hostess Brands

Houghton Mifflin Harcourt Publishing

Hovnanian Enterprises

HTC Corporation

Hunt Consolidated

Hutchinson Technology

Iberdrola Renewables

IBM

ICF International, Inc.

Idaho Power

IDEXX Laboratories

IGS Energy, Inc.

IHI Power Corporation

Illinois Tool Works

Ingersoll-Rand

Integrys Energy Group

Intel

Intercontinental Hotels

International Data Group

International Flavors & Fragrances

International Game Technology

International Paper

Invenergy LLC

ION Geophysical

IPR - GDF SUEZ North America

Irvine

Itron

ITT - Corporate

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jack-in-the-Box

Jacobs Engineering

JetBlue Airways

Johns-Manville

Johnson & Johnson

Johnson Controls

Kaman Industrial Technologies

Kansas City Southern

Kao Brands

KB Home

KBR

Kellogg

Kelly Services

Kennametal

Keystone Foods

Kimberly-Clark

Kimco Realty

Kinder Morgan

Kinross Gold

Koch Industries

Kohler

Kyocera Corporation

L-3 Communications

Land O’Lakes

Leggett and Platt

Lend Lease

Lenovo

Leprino Foods

Level 3 Communications

Lexmark International

LG&E and KU Energy

Life Technologies

LifeCell

Limited

Lincoln Electric

L’Oreal

Lorillard Tobacco

Lower Colorado River Authority

LSG Sky Chefs

LyondellBasell

Magellan Midstream Partners

Makino

Manitowoc

Marriott International

Martin Marietta Materials

Mary Kay

Mattel

Matthews International

McDonald’s

McGraw-Hill

MDU Resources

MeadWestvaco

Medicines Company

Medtronic

Merck & Co

Meredith

MGE Energy

Micron Technology

Microsoft

MidAmerican Energy

Milacron

MillerCoors

Mohegan Sun Casino

Molson Coors Brewing

Monsanto

Mosaic

Motorola Mobility

Motorola Solutions

Murphy Oil

Mylan

Nash-Finch

Navigant Consulting

Navistar International

NBTY

Nebraska Public Power District

Neoris USA

Nestle USA

NeuStar

New Mexico Gas Company

New York Power Authority

Newmont Mining

NewPage

NextEra Energy

Nextera Energy Resources LLC

Nissan North America

Nokia

Norfolk Southern

North American Energy Services

Northeast Utilities

Northern Star Generation Services Company LLC

Northrop Grumman

NorthWestern Energy

Novartis Consumer Health

Novo Nordisk Pharmaceuticals

Novus International

NRG Energy

NSTAR

Nu Skin Enterprises

NV Energy

NW Natural

Nypro

Occidental Petroleum

Office Depot

OGE Energy

Oglethorpe Power

Ohio Valley Electric

Old Dominion Electric Cooperative

Omaha Public Power

Omnicare

OMNOVA Solutions

OSI Restaurant Partners

Owens Corning

Pacific Gas & Electric

Pall Corporation

Parker Hannifin

Parsons

PCL Constructors

Pepco Holdings

Performance Food Group

Pfizer

Pinnacle West Capital

Pitney Bowes

Plexus

PNM Resources

Polaris Industries

Polymer Group

PolyOne

Portland General Electric

Potash

PPG Industries

PPL

Prairie State Generating Company, LLC

Praxair

Primary Energy Recycling

Progress Energy

Proliance Holdings

Public Service Enterprise Group

Public Utility District #1 of Chelan County

Puget Energy

Puget Sound Energy, Inc.

Pulte Homes

Purdue Pharma

Quest Diagnostics

Quintiles

R.R. Donnelley

Ralcorp Holdings

Rayonier

Regency Centers

Research in Motion

Revlon

Ricardo

Rio Tinto

Roche Diagnostics

Rockwell Automation

Rockwell Collins

Rohm Semiconductor USA

Rolls-Royce North America

S.C. Johnson & Son

Sabre

SAIC

Salt River Project

Sanofi-Aventis

SAS Institute

SCA Americas

SCANA

Schlumberger

Schreiber Foods

Schwan’s

Scientific Research Corporation

Scotts Miracle-Gro

Seagate Technology

Sealed Air

Seminole Electric Cooperative, Inc.

Sempra Energy

ServiceMaster Company

ShawCor

Sherwin-Williams

Shire Pharmaceuticals

Siemens AG

Siemens Corporation

Sigma-Aldrich

Snap-on

Sodexo

Solvay America

Sonoco Products

Sony Corporation

South Jersey Gas

Southern Company

Southern Union Company

Southwest Generation Operating Company LLC

Space Systems Loral

Spectra Energy

Sprague Energy

Sprint Nextel

SPX

Staples

Star West Generation LLC

Starbucks Coffee Company

Starwood Hotels & Resorts

Statoil

Stepan Company

STP Nuclear Operating

Stryker

Sundt Construction

Sunoco, Inc.

Swagelok

Syngenta Crop Protection

Sysco

Targa Resources

Target

Taubman Centers

TE Connectivity

Tech Data

TECO Energy

TeleTech Holdings

Tenaska Energy Inc.

Tennessee Valley Authority

Teradata

Terex

Terra-Gen Operating Company

Textron

Thermo Fisher Scientific

Thomson Reuters

Time Warner

T-Mobile USA

Topaz Power Group LLC

Toro

Tower International

Toyota Motor Engineering & Manufacturing North America

TransCanada

Transocean

Trepp

Trident Seafoods

Trinity Industries

Tronox

TRW Automotive

Tupperware Brands

Tyson Foods

UGI

UIL Holdings

Underwriters Laboratories

Unilever United States

Union Pacific Corporation

UniSource Energy

Unisys

United Rentals

United States Cellular

United Technologies

Unitil

UPS

URENCO USA

URS

Valero Energy

Valmont Industries

Vectren

Verizon

Vertex Pharmaceuticals

Viacom

Viad

VistaPrint

Vulcan Materials

VWR International

Walt Disney

Warner Chilcott

Waste Management

Watson Pharmaceuticals

Wellhead Electric Company, Inc.

Wendy’s Group

Westar Energy

Westinghouse Electric Company LLC

Westlake Chemical

Weyerhaeuser

Whirlpool

Williams Companies

Wisconsin Energy

Wm. Wrigley Jr.

Wolf Creek Nuclear

Xcel Energy

Xerox

Xylem

YRC Worldwide

Yum Brands

Zebra Technologies

Mercer Energy Industry General Benchmark, Hildebrandt Law, and Equilar Top 25-Greater than $15 Billion survey participants (applicable to Mr. Blue only):

3M

7-Eleven, Inc.

A. O. Smith Corporation

AAA Northern California, Nevada & Utah Insurance Exchange

AB Volvo

Abbott Laboratories

Abraxas Petroleum Corporation

Ace Hardware Corporation

ACE LTD

AECOM Technology Corporation

Aerojet Corporation

Aetna, Inc.

Afren Resources USA, Inc.

Agilent Technologies, Inc.

AGL Resources

Air Products & Chemicals, Inc.

AK Steel Corporation

Akamai Technologies

Aker Solutions

Akzo Nobel

Alcoa Inc.

Allergan, Inc.

Alliance Pipeline

Alliant Energy Corporation

Allianz Life Insurance Co. of N. A.

ALLSTATE

Altera Corporation

Alticor Inc.

Alyeska Pipeline Service Company

Ameren

AMERICAN EXPRESS

American Family Insurance

American General Life Companies

AMERICAN INTERNATIONAL GROUP

American Midstream Partners, LP

American Transmission Company

AMERISOURCEBERGEN

AMGEN

Anadarko Petroleum Corporation

ANGLO AMERICAN PLC

Apache Corporation

Apollo Group

ARCELORMITTAL

Arch Coal, Inc.

ARCHER DANIELS MIDLAND

Armstrong World Industries, Inc.

ARROW ELECTRONICS INC

Ashland Inc.

Associated Electric Cooperative Inc.

AT&T

Atlas Energy, L.P.

Aux Sable Liquid Products

Avaya Inc.

AVNET

AXA Equitable

BAE SYSTEMS PLC

Baker Hughes, Inc.

BANK OF NOVA SCOTIA

Barclays Bank plc

BASF Corporation

Basic Energy Services, LP

Baytex Energy USA Ltd.

BB&T Corporation

BCE INC

Belo Corp.

BHP Billiton Petroleum

Black & Veatch Corporation

Blue Cross Blue Shield of Florida

Blue Cross Blue Shield of Louisiana

Blue Cross Blue Shield of North Carolina

Blue Cross Blue Shield of Rhode Island

Blue Shield of California

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boardwalk Pipeline Partners L.P.

BOEING

Boise Cascade, LLC

Boise Inc.

Bombardier Recreational Products Inc.

Boston Scientific Corporation

BP INTERNATIONAL LIMITED

BreitBurn Energy Partners LP.

BreitBurn Management Company

BRISTOL MYERS SQUIBB

Brookfield Renewable Power - US

Brunswick Corporation

Buckeye Partners, L.P.

Burnett Oil Co., Inc

C. R. Bard, Inc.

Caesars Entertainment Corporation

Calfrac Well Services Corporation

California ISO

Callaway Golf Company

Calpine Corporation

Cameron International

Campbell Soup Company

CARDINAL HEALTH

CareFusion Corporation

Cargill Incorporated

Carlsberg Breweries A/S

CARNIVAL

Caterpillar Inc.

CenterPoint Energy

Centrica Energy

CenturyLink

Cerner Corporation

CF Industries Holdings, Inc.

CGGVeritas Services (US), Inc.

Chemtura Corporation

Chesapeake Energy

Chevron Phillips Chemical Company LP

Chico’s FAS, Inc.

CHRYSLER GROUP LLC

CHS Inc.

CIGNA

Cimarex Energy Co.

Cisco Systems, Inc.

Citation Oil & Gas Corp.

Citgo Petroleum Corporation

CMS Energy

CNA Insurance

CNH

Cobalt International Energy

Coca-Cola Company, The

Collective Brands, Inc.

Colonial Pipeline Company

ConAgra Foods, Inc.

ConocoPhillips

Copano Energy, LLC

Core Laboratories

Covanta Holding Corporation

Crosstex Energy Services, LP

CSX Corporation

Cummins, Inc.

CVR Energy, Inc.

CVS CAREMARK

Dana Holding Corporation

Darden Restaurants, Inc.

Davis Petroleum Corp.

DaVita Inc.

DCP Midstream

Deere & Company

Dell Inc.

Delphi Automotive, LLP

Delta Air Lines, Inc.

Denbury Resources, Inc.

Det Norske Veritas (USA) Inc.

DEUTSCHE BANK

Devon Energy

Dexco Polymers

Diamond Offshore Drilling, Inc.

Dignity Health

DIRECTV, Inc.

DM Petroleum Operations

Dominion Resources Inc.

Dover Corporation

Dow Chemical Company, The

DQE Holdings LLC

Dr. Pepper Snapple Group

Dresser-Rand Company

DTE Energy Corporation

Duke Energy Corporation

Dun & Bradstreet

Eastman Chemical Company

Eaton Corporation

Ecolab

EDF Trading Resources, LLC

Edison Mission Energy

El Paso Corporation

Electrolux AB

EMC

ENBRIDGE INC

Encana Oil & Gas (USA) Inc.

Endeavour International Corporation

Endeavour North America

Enerflex Energy Systems, Inc

Energen Corporation

Energy Future Holdings Corporation

EnergySolutions

Enerplus Resources (USA) Corporation

EnerVest Energy Partners, LP

EnerVest Operating, LLC

EnerVest, Ltd

Eni US Operating Company, Inc.

ENSCO International, Inc.

Ensign United States Drilling, Inc.

Entegra Power Services, LLC

EOG Resources, Inc.

EQT

Equal Energy US Inc.

ERIN Engineering and Research, Inc.

Essential Power LLC

Estee Lauder Companies Inc., The

EXCO Resources, Inc.

Exelon Corporation

Explorer Pipeline

EXPRESS SCRIPTS HOLDING CO.

Exterran Holdings, Inc.

EXXON MOBIL

Fasken Oil and Ranch, Ltd.

Federal Reserve Bank of New York

Federal Reserve Bank of St. Louis

FedEx Corporation

FedEx Ground Package Systems, Inc.

Ferro Corporation

Financial Industry Regulatory Authority (FINRA)

Fireman’s Fund Insurance Company

First Data Corporation

First Solar

FirstEnergy Corp.

Fiserv, Inc.

FLUOR

FMC Technologies, Inc.

FORD MOTOR

Forest Oil Corporation

Fossil, Inc.

FREDDIE MAC

FREEPORT MCMORAN COPPER & GOLD

Gap, The

General Mills, Inc.

Genesis Energy

GKN

GlaxoSmithkline

Great Plains Energy

Great River Energy

Halcn Resources Corporation

Halliburton

Hanesbrands Inc.

Hartford Financial Services Group, The

Hasbro, Inc.

HCA, Inc.

Health Care Service Corporation

HEINEKEN N.V.

Helix ESG Inc.

Helmerich & Payne, Inc.

Henkel AG & Co. KGaA

Hershey Company, The

Hess Corporation

Hewlett-Packard Company

Hilcorp Energy Company

HollyFrontier Corporation

Home Depot Inc., The

Horizon Blue Cross Blue Shield of NJ

HSBC

HUMANA

Hunt Consolidated Inc. - Hunt Oil Company

HUSKY ENERGY INC

ILLINOIS TOOL WORKS

ING U.S.

Insight Enterprises, Inc.

INTEL

INTERNATIONAL PAPER

ION Geophysical Corporation

J. C. PENNEY

Jabil Circuit, Inc.

Jack in the Box Inc.

JetBlue Airways

Johnson & Johnson

JOHNSON CONTROLS

J-W Energy Company

JX Nippon Oil Exploration (USA) Limited

Kaiser Foundation Health Plan, Inc.

Kennametal Inc.

Kimberly-Clark Corporation

Kinder Morgan

KOHLS CORP

KONINKLIJKE PHILIPS ELECTRONICS NV

Kosmos Energy, LLC

Laredo Petroleum, Inc.

Legacy Reserves, LP

Legend Natural Gas, LLC

Lennox International Inc.

Level 3 Communications

Levi Strauss & Co.

Lexmark International, Inc.

LG&E-KU Services

Liberty Mutual Group

Linn Energy, LLC

Lloyds Banking Group plc

LOBLAW COMPANIES LIMITED

LOCKHEED MARTIN

LOWES COMPANIES

LSI Corporation

LyondellBasell

LYONDELLBASELL INDUSTRIES N.V.

M&T Bank

MACY’S

Magellan Midstream Holdings, LP

ManpowerGroup

Marathon Oil Corporation

MARATHON PETROLEUM CORP

MarkWest Energy Partners LP

Marquis Alliance Energy Group USA Inc.

Mass Mutual Financial Group

Maxum Petroleum

Mayo Clinic

McDonald’s Corporation

McMoRan Exploration Co.

MCX Exploration (USA), Ltd.

MDU Resources Group, Inc.

Medtronic Inc.

Merck & Co., Inc.

MetLife Inc.

Michelin North America,Inc.

Micron Technology, Inc.

MicroSeismic

Mitsui & Co. (U.S.A.) Inc.

Mitsui E&P USA LLC

Molson Coors Brewing Company

Mosaic Company, The

Motorola Solutions Inc.

Munich Reinsurance America, Inc.

Murphy Oil Corporation

Mutual of Omaha Companies, The

Nalco, an Ecolab Company

National Railroad Passenger Corporation

Nationwide Insurance

Nestle USA, Inc.

NetApp, Inc.

New York Life Insurance Company

New York Power Authority

Newfield Exploration

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Nike, Inc.

NiSource, Inc.

Noble Energy, Inc.

Norsk Hydro ASA

Northeast Utilities

Northrop Grumman Corporation

Northwest Natural Gas

Northwestern Mutual Life Insurance Company, The

Novo Nordisk A/S

NSTAR Electric & Gas Corporation

NV Energy, Inc.

Occidental Petroleum Corporation

Oceaneering International, Inc.

OfficeMax Incorporated

OGE Energy Corporation

Olympus Corporation of the Americas

ONEOK, Inc.

Oxy - Thums Long Beach

PACCAR

Pacific Gas & Electric Corporation

Parallel Petroleum LLC

Pasadena Refining System Inc.

Pason Systems USA Corp.

PDC Energy

Pep Boys, The

PHILIP MORRIS INTERNATIONAL

Piedmont Natural Gas

Pinnacle West Capital Corporation

Pioneer Natural Resources USA

Pitney Bowes Inc.

PJM Interconnection

Plains All American Pipeline, L.P.

Plains Exploration & Production Company

Popular, Inc.

Praxair, Inc.

Precision Drilling Holdings Company

Premier Natural Resources

Procter & Gamble

Prudential Financial Inc.

Public Service Enterprise Group Inc.

PUBLIX SUPER MARKETS INC

Puget Sound Energy

QEP Resources, Inc.

Quicksilver Resources Inc.

R Lacy Services, Ltd.

Range Resources

Raymond James Financial

RAYTHEON

Reef Subsea

Regency Energy Partners LP

Reinsurance Group of America, Incorporated

Repsol Services Company

Resolute Natural Resources Company, LLC

Reyes Holdings, LLC

Rhodia Inc.

RKI Exploration & Production

Rosewood Resources, Inc.

Rowan Companies, Inc.

ROYAL BANK OF CANADA

Royal DSM NV

ROYAL DUTCH SHELL

SAFEWAY

SandRidge Energy, Inc.

Sasol North America

Saudi Basic Industries Corporation (SABIC)

SCANA Corporation

Schlumberger Oilfield Services

Seadrill Americas

Sears Holding Company

Selective Insurance Company of America

SemGroup Corporation

Sempra Energy

ServiceMaster Company, The

Shaw Industries Group, Inc.

ShawCor, Ltd.

Siemens Corporation

Smith & Nephew plc

Sodexo, Inc

Solvay America, Inc.

Sony Electronics, Inc.

Southern California Edison Company

Southern Company Services

Southwestern Energy Company

Spartan Stores, Inc.

Spectra Energy

Spectrum Brands Holdings, Inc.

Sprague Operating Resources, LLC

Sprint Nextel Corporation

St. Joseph Health System

Stanford University

Stantec Consulting Services Inc.

Staples

State Farm Insurance

State Street Corporation

Statoil USA

Stryker

Sun Products Corporation, The

SUNCOR ENERGY INC

SunGard Data Systems

Sunoco Logistics

SunTrust Banks, Inc.

Superior Energy Services, Inc.

Superior Natural Gas Corporation

Talisman Energy Inc.

Target Corporation

TE Connectivity Ltd.

TECH DATA

Technip USA

Tecpetrol Operating LLC

Tellus Operating Group, LLC

Tennessee Valley Authority

TESORO

Texas Instruments Incorporated

Textron Inc.

TGS-NOPEC Geophysical Company

Thomson Reuters Corporation

Thrivent Financial for Lutherans

TIAA-CREF

TIBCO Software Inc.

Tim Hortons Inc.

Time Inc.

Time Warner Cable Inc.

Time Warner Inc.

TJX COMPANIES

Total E&P USA, Inc.

TransCanada Corporation

Transocean

Travelers Companies, Inc., The

Trinity Health

TRW AUTOMOTIVE HOLDINGS

Turner Broadcasting System, Inc.

TYSON FOODS

Unilever

Union Bank, N.A.

Unisys Corporation

Unit Corporation

UNITED CONTINENTAL HOLDINGS, INC.

United Parcel Service, Inc.

UNITED STATES STEEL

UNITED TECHNOLOGIES

UNITEDHEALTH GROUP

University of California

USA Compression Partners, LLC

VALERO ENERGY

Vanguard Group Inc., The

Varian Medical Systems, Inc.

Verado Energy, Inc.

Verizon Communications

Vestas Wind Technology America

Visa Inc.

W. C. Bradley Co.

W. L. Gore & Associates, Inc.

W. R. Grace & Co.

Walgreen Co.

Wal-Mart Stores, Inc.

WALT DISNEY

Washington Gas

Waste Management, Inc.

Wawa, Inc.

Weatherford International

WellPoint, Inc.

Wells Fargo and Company

WESCO International, Inc.

WHIRLPOOL

Whiting Petroleum Corporation

Williams Companies Inc., The

Xcel Energy LLC

Xerox Corporation

Mercer Executive and Equilar Top 25-Energy survey participants (applicable to Mr. Sawhney only):

3PS, Inc.

7-Eleven, Inc.

A & E Television Networks

AAA National Office

AAA Northern California, Nevada and Utah

AarhusKarlshamn USA Inc.

AB Mauri Food Inc.

AB Vista

ABB Concise Optical Group

Abbott Laboratories

ABQ Health Partners

Accident Fund Insurance Company of America

ACS Technologies

Actavis Inc.

ACTIVE POWER INC

Acuity Brands Inc.

Aditi Technologies

Adva Optical Networking North America, Inc.

Advocate Healthcare

AECOM Technology Corporation

Aeronix, Inc.

AET Inc. Ltd.

Aetna, Inc.

AFC Enterprises, Inc.

Aflac Incorporated

AgFirst Farm Credit Bank

Aggreko International

AGL Resources

Agnesian HealthCare

AgriBank, FCB

Agropur Cooperative

Ahlstrom USA

Aimia Proprietary Loyalty US Inc.

AIPSO

Air Liquide

Akzo Nobel, Inc.

Alea North America

Alegent Health

Alexian Brothers Health System

Alfa Laval, Inc.

Alion Science and Technology

Allegiance Health

Allergan, Inc.

Alliance Data Systems

Alliant Techsystems

Allianz Life Insurance Company of North America

Allina Health System

Ally Financial, Inc.

ALSAC/St. Jude Children’s Research Hospital

Altana

Altarum Institute

Altria

Alyeska Pipeline Service Company

Amcor Rigid Plastics

AMEC Americas

American Airlines, Inc.

American Cancer Society

American Century Investments

American College of Emergency Physicians

American Dental Partners, Inc.

American Express

American Family Insurance

American Financial Group, Inc.

American Heart Association

American Home Mortgage Servicing, Inc.

American Institute of Physics

American International Group, Inc.

American Medical Association

American Red Cross

American Transmission Company

American University

Amerigroup Corporation

AmeriPride Services Inc.

Ameriprise Financial

Ameristar Casinos, Inc.

Ameritas Life Insurance Corporation

Amherst H. Wilder Foundation

Ammeraal Beltech, Inc.

Amtrak

Amway

ANADARKO PETROLEUM

Anchor Lamina America Inc.

Andrews Kurth LLP

ANH Refractories Company

Ann, Inc.

Anne Arundel Medical Center

APACHE

Apartment Investment and Management Co.

Apex Systems, Inc.

APL Ltd.

Apollo Group

Arbella Insurance Group

Arby’s Restaurant Group

ARC RESOURCES LTD.

Arc Worldwide

Arch Coal, Inc.

Archstone

Argo Group - US

Argonne National Laboratory

ArjoHuntleigh NA

Arkansas Blue Cross Blue Shield

Arlington County Government

Arnold and Porter, LLP

Arrow Electronics, Inc.

ARTEL, LLC

Arthrex, Inc.

Asahi Kasei Plastics N.A. Inc.

Ascena Retail Group, Inc.

Ascend Learning LLC

Ascom (Schweiz) AG

ASM America, Inc.

Asset Acceptance Capital Corp.

Association of American Medical Colleges

Asurion

Atkins North America

Atlantic Capital Bank

AtlantiCare

Atmos Energy

Atria Senior Living Group

Aurora Health Care

Auto Club Group

Automatic Data Processing (ADP)

Automobile Club of Southern California

AutoNation, Inc.

AutoZone, Inc.

AvalonBay Communities, Inc.

Avery Dennison Corporation

Avis Budget Group Inc.

Aviva USA

Avon Products, Inc.

AXA Equitable

Axcess Financial Services, Inc.

AXIS Specialty US Services, Inc.

Axxis Drilling, Inc.

AZZ Inc.

B&H Photo

Bacardi U.S.A., Inc.

Bain & Company

BAKER HUGHES

Balfour Beatty Construction

Ball Corporation

Banco Popular North America

Bare Escentuals

Barilla America Inc.

Bart & Associates, Inc.

Battelle

Baxter International Inc.

Baylor College of Medicine

Baylor Health Care System

Baystate Health, Inc.

Bechtel Corporation

Bechtel Plant Machinery, Inc.

Belden, Inc

Belk, Inc.

Belo Corp.

Bentley University

Berkshire Health Systems

BERRY PETROLEUM

Best Buy Company, Inc.

Big Lots, Inc.

Bill & Melinda Gates Foundation

BILL BARRETT

BJC HealthCare

BJ’s Wholesale Club, Inc.

Black & Veatch Corporation

BloodSource

Blue Cross & Blue Shield of Rhode Island

Blue Cross and Blue Shield of Massachusetts

Blue Cross and Blue Shield of North Carolina

Blue Cross of Idaho Health Service, Inc.

Blue Cross of Northeastern Pennsylvania

Blue Shield of California

BlueCross BlueShield of Florida

BlueCross BlueShield of Kansas City

BlueCross BlueShield of Louisiana

BlueCross BlueShield of Nebraska

BlueCross BlueShield of South Carolina

BlueCross BlueShield of Tennessee

BlueLinx Corporation

BMW Financial Services NA, LLC

BMW Manufacturing Co., LLC

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boart Longyear

Boddie Noell Enterprises, Inc.

Boeing Employees Credit Union

Boise Cascade, LLC

Boise Inc.

BONAVISTA ENERGY CORP

Boston College

Boston Medical Center HealthNet Plan

Boy Scouts of America

BP INTERNATIONAL LIMITED

Brady Corporation

Branch Banking & Trust Company

BREITBURN ENERGY PARTNERS L.P.

Bremer Financial Corporation

Bridgepoint Education, Inc.

Bristow Group

Broadridge Financial Solutions, Inc.

Brookdale Senior Living, Inc.

Brookfield Renewable Power

Brookhaven National Laboratory

Brookstone, Inc.

Broward Health

Brown and Caldwell

BRP US, Inc.

Bryan Cave LLP

BSH Home Appliances Corporation

Buckeye Partners, L.P.

Buckingham Asset Management, LLC

Burlington Coat Factory

C&S Wholesale Grocers

Cablevision Systems Corporation

CACI International, Inc.

Calamos Investments

California Casualty Management Company

California Dental Association

California Hospital Association

California Institute of Technology

California ISO

California Pizza Kitchen

CAMAC ENERGY INC.

Cambia Health Solutions

CAMERON INTERNATIONAL

Campari America

Campbell Soup Company

Canadian Pacific US

Capella Education Company

Capital One Financial Corp.

Cardinal Health, Inc.

Career Education Corporation

CareFirst BlueCross BlueShield

CareFusion Corporation

Cargill, Inc.

Caribou Coffee Company

Carlson

CarMax, Inc.

Carmeuse North America

Carnegie Mellon University

Carolinas Healthcare System

Carpenter Technology Corporation

Carter’s, Inc.

Casey Family Programs

Catholic Charities Health and Human Services

Catholic Financial Life

Catholic Health Initiatives

CDM Smith, Inc.

CDS Global, Inc.

Cedars-Sinai Health System

Celestica

Cemex, Inc. US

Cengage Learning

CenterPoint Energy

Central Georgia Health System - The Medical Center of Central Georgia

CENTRICA PLC

Centura Health

CenturyLink

CertusBank

CEVA Logistics Americas

CGI Technologies and Solutions, Inc. US

CH2MHill

Checkpoint Systems Inc.

Chelan County Public Utility District

Chemetall - US Inc.

Chemetall Lithium

Chicago Board Options Exchange

Children’s Healthcare of Atlanta

Children’s Hospital Boston

Children’s Hospital Los Angeles

Children’s Hospital of Orange County

Children’s Hospital of Wisconsin

Children’s Hospitals and Clinics of Minnesota

Children’s Medical Center of Dallas

Chipotle Mexican Grill

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma

Choice Hotels International, Inc.

Christopher & Banks

CHRISTUS Health

CHS Inc.

Cimarex Energy Co.

Cincinnati Children’s Hospital Medical Center

Cinetic Automation

Cinetic Landis Corp.

Cinetic Sorting Corp.

Cirque du Soleil, Las Vegas

Citi - Citi North America, Operations & Technology

Citizens Property Insurance Corporation

Citizens Republic Bancorp, Inc.

City and County of Denver

City National Bank

City of Dublin

City of Fort Worth

City of Garland

City of Hope

City of Houston

Classified Ventures, LLC

Clean Harbors Environmental Services

Clemens Family Corporation

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Cloud Peak Energy Resources

CNA Financial Corporation

CNH America LLC

CNO Financial Group, Inc.

Coats North America

COBALT INTERNATIONAL ENERGY

Coca-Cola Bottling Co. Consolidated

Coca-Cola Refreshments

Coffeyville Resources Nitrogen Fertilizers, LLC

Coinstar, Inc.

Colgate-Palmolive Company

College of DuPage

Collin County

Colonial Pipeline Company

Colorado Springs Utilities

Columbian Chemicals Company

Columbus McKinnon Corporation

Comcast Corporation

Comerica, Inc.

Community Health Network

Community Health Systems

Compass Bank

Compass Group North America

Computer Sciences Corporation

Computershare

Concorde Career Colleges Inc.

Connecticut Children’s Medical Center

Constellation Brands, Inc.

Convergys Corporation

Con-way Inc.

CORE LABORATORIES N V

CoreLogic, Inc.

Corn Products

Cornell University

Corning, Inc.

Country Financial

Covance, Inc.

Covanta Energy

Covenant Health

Coventry Health Care, Inc.

Cox Enterprises, Inc.

Cracker Barrel Old Country Store, Inc.

Crayola LLC

Credit Acceptance Corporation

Credit Suisse AG

Crocs, Inc.

Crowe Horwath LLP

Crowley Maritime Corporation

Crown Castle International Corporation

Crum & Forster

CSA International

CSL International, Inc.

Cubic Corporation

Cummins, Inc.

CUNA Mutual Group

Curtiss-Wright Corporation

CVS Caremark

Daiichi Sankyo, Inc.

Dairy Management, Inc.

Dallas Central Appraisal District

Danaher Motion

Danfoss US

Darden Restaurants, Inc.

Dassault Falcon Jet Corporation

Dawn Food Products

Day & Zimmermann Group, Inc.

Daymar Colleges Group, LLC

DBP Holdings Corp.

DCI Marketing

Dean Foods Company

Deckers Outdoor Corporation

Deere & Company

Del Monte Foods Company

DeLaval Inc.

Delhaize America

Deloitte Services LP

DeLorme Publishing Co., Inc.

DENBURY RESOURCES INC

Denso Manufacturing Tennessee, Inc.

Denver Health & Hospital Authority

Denver Public Schools

DePaul University

Devon Energy

DeVry, Inc.

Dex One Corporation

DHL Express - USA

DHL Regional Services, Inc.

Dick’s Sporting Goods

Diebold, Incorporated

Digital Generation, Inc.

DineEquity, Inc.

Direct Supply, Inc.

Discovery Communications

DISH Network Corp.

Diversey Inc.

DLA Piper US, LLP

DnB NOR Bank

Dockwise USA

Doherty Employment Group

Dole Food Company, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Domino’s Pizza, Inc.

Domtar Corporation

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dover Corporation

Dr. Pepper Snapple Group

DRS Technologies

Drummond Company, Inc.

DSC Logistics

DSI Underground Systems, Inc.

DST Systems, Inc.

Duke Energy Corporation

Duke University Health System

Dun & Bradstreet Corporation

Dunkin’ Brands, Inc.

Duquesne Light Holdings, Inc.

DxID, LLC

Dynegy, Inc.

DYWIDAG-Systems International USA Inc.

Early Warning Services

Ecolab

ECONET, Inc.

ED&F Man Holdings, Inc.

Edison Mission Energy

Education Management Corporation

Edward Hospital & Health Services

Edward Jones

Edwards Lifesciences, LLC

El Paso Corporation

Electric Reliability Council of Texas, Inc. (ERCOT, Inc.)

Elevations Credit Union

Elizabeth Arden, Inc.

Elkay Manufacturing Company

Elsevier

EMCOR Group, Inc.

EMD Serono

Emdeon Corporation

Employers Mutual Casualty Company

ENBRIDGE INC

ENCANA CORP

Energen Corporation

Energy Future Holdings Corporation

EnergySolutions

EnPro Industries, Inc.

ENSCO International, Inc.

Enterprise Products Partners L.P.

EOG Resources, Inc.

Equity Residential

Erickson Living

Erie Insurance Group

Ernst & Young, LLP

Essentia Health

Essilor of America

Estee Lauder Companies, Inc.

Esurance Insurance Services, Inc.

Exel, a DP-DHL Company

Exelis Inc.

Exelon Corporation

Exempla Healthcare, Inc.

Exeter Hospital

Express Scripts, Inc.

Exterran

EXXON MOBIL

Faegre Baker Daniels

FairPoint Communications

Fairview Health Services

Faithful+Gould

Farm Credit Bank of Texas

Farm Credit of New Mexico

Farm Credit West

Farmland Foods, Inc.

FBL Financial Group, Inc.

FCCI Services Inc.

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Pittsburgh

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal Reserve Information Technology

Federal-Mogul Corporation

Federated Investors

FedEx

Fennemore Craig, P.C.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Ferrellgas

Ferrovial

Festo US

Fidelis Care of New York

Fidelity National Information Services

Fifth Third Bancorp

FINRA

Fireman’s Fund Insurance Company

First American Corporation

First Commonwealth Financial Corporation

First Data Corporation

First Financial Bank

First Interstate BancSystem, Inc.

First Midwest Bank, Inc.

First National Bank of Omaha

First-Citizens Bank & Trust Company

FirstEnergy Corporation

FirstGroup America

Fiskars Brands, Inc.

Fives North American Combustion, Inc.

Fives, Inc.

Fletcher Allen Health Care

Fluor Corporation

FMR, LLC

Follett Corporation

Foot Locker, Inc.

Forest City Enterprises

Fortune Brands Home & Security, Inc.

Fox Networks Group

Fred Hutchinson Cancer Research Center

Freedom Communications, Inc.

Freeman Companies

Fremont Group

Fresenius Medical Care NA

Friedkin Companies, Inc.

FrieslandCampina USA LP

Froedtert & Community Health

F-Secure, Inc. North America

Fulton Financial Corporation

G&K Services, Inc.

Gambro, Inc.

Gamfi AGL US

Gardner Denver

Gartner, Inc.

Gate Gourmet, Inc.

Gateway Ticketing Systems, Inc.

GATX Corporation

Gazette Communications

GCI Communication Corp.

GEICO

Geisinger Health System

GELITA USA

GENCO

GenCorp, Inc.

General Cigar Company

General Dynamics Corporation

General Kinematics

General Mills, Inc.

General Motors

General Nutrition, Inc.

General Parts International, Inc.

Generali USA Life Reassurance Company

GenOn Energy

Gentiva Health Services

Genuine Parts

Genworth Financial

Geodis Supply Chain Optimisation

George Washington University

Georgia Health Sciences Medical Center

Georgia Institute of Technology

GeoVera Holdings, Inc.

Getinge Sourcing LLC

Giant Eagle, Inc.

Giesecke & Devrient US

GKN America Corporation

Global Payments, Inc.

GOJO Industries, Inc.

Golden Horizons LLC

Golub Corporation

Goodmans Interior Structures

Goodrich Corporation

GOODRICH PETROLEUM

Goodwill Industries, Omaha

Graco Inc.

Grady Health System

Grange Mutual Casualty Company

Grant Thornton LLP

Greater Orlando Aviation Authority

Great-West Life & Annuity

Green Mountain Coffee Roasters, Inc

Greenheck Fan Corporation

GreenStone Farm Credit Services

Greif, Inc.

Greyhound Lines, Inc

Grinnell Mutual Reinsurance Company

Group Health Cooperative

GROWMARK, Inc.

Grundfos Pumps Corporation

Guess?, Inc.

H&R Block, Inc.

H. J. Heinz Company - Heinz North America

Haldex, Inc.

Halliburton Company

Hancock Holding Company

Hanesbrands, Inc.

HarbourVest Partners, LLC

Harden Healthcare

Harlan Laboratories, Inc.

Harley-Davidson, Inc.

Harris Associates L.P.

Harris County Auditor’s Office

Harris County Hospital District

Harris Teeter, Inc.

Harsco Corporation

Hartford HealthCare

Harvard Pilgrim Health Care

Harvard University

Harvard Vanguard Medical Associates

Hasbro, Inc.

Hastings Mutual Insurance Company

Hawaiian Electric Company

HBM Inc.

HCA

HD Supply, Inc.

Health Care Service Corporation

Health First, Inc.

Health Net, Inc.

HealthEast Care System

HealthNow New York, Inc.

HealthPartners

HealthSpring, Inc.

Heartland Regional Medical Center

H-E-B

Heidrick & Struggles International, Inc.

Hella Corporate Center USA Inc. (HCCU)

Hella Inc.

Helmerich & Payne, Inc.

Hempel (USA), Inc.

Hendrick Medical Center

Henkel Corporation

Henniges Automotive

Henry Ford Health System

Herbalife Ltd.

Herman Miller, Inc.

HESS

Highlights for Children

Highmark

HighMount Exploration & Production LLC

HILCORP ENERGY COMPANY

Hilton Worldwide Corporation

Hines Interests, LLP

HNI Corporation

HNTB Companies

Hoag Hospital

Holland America Line

HollyFrontier Corporation

Holy Spirit Hospital

Home Box Office

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hospital Sisters Health System

Hostess Brands, Inc.

Hot Topic, Inc.

Houghton Mifflin Company

Hoya Surgical Optics - Americas

HRN Performance Solutions

Hu-Friedy Manufacturing Company, Inc.

Humana, Inc.

Hunt Consolidated

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Incorporated

Hunton & Williams, LLP

Huron Consulting Group

HUSKY ENERGY INC

Husky Injection Molding Systems Ltd. - US

Hyatt Hotels Corporation

Hypertherm

Hyundai Information Service North America

Hyundai Motor America

ICL

ICL Industrial Products

Idaho Power Company

IDEXX Laboratories

IKEA Distribution Services, Inc

Illinois Tool Works

IMC, Inc.

IMG Worldwide

IMS Health

Independence Blue Cross

Independent Health Association, Inc.

Indiana Farm Bureau Insurance

ING North America Insurance Corporation - US Financial Services

Ingram Industries, Inc.

Ingram Micro, Inc.

Inova Health System

Insight

Insperity

Institute of Nuclear Power Operations

Intelsat Corporation

Intelsat General Corporation

InterContinental Hotels Group Americas

Intermountain Health Care, Inc.

International Imaging Materials, Inc.

International Paper Company

Interpublic Group of Companies

Intrepid Potash, Inc.

Invesco Ltd.

Investment Company Institute

IPA

Iron Mountain Incorporated

Itochu International, Inc. North America

IVANHOE ENERGY INC

J. C. Penney Company, Inc.

J. Paul Getty Trust

J.R. Simplot Company

Jabil Circuit, Inc.

Jacobs Engineering Group, Inc.

James Hardie Industries, SE

Jefferson County Public Schools

JetBlue Airways

JM Family Enterprises

Jo-Ann Fabric & Craft Stores Inc.

Jockey International, Inc.

John B. Sanfilippo & Son, Inc

John Hancock Financial Services, Inc.

John Wiley & Sons, Inc.

Johns Hopkins HealthCare, LLC

Johns Manville

Johnson Controls, Inc.

Johnson Financial Group

Johnsonville Sausage, LLC

Jones Lang LaSalle

Jostens, Inc.

Joy Mining Machinery

JPS Health Network

Judicial Council of California

Kansas City Southern Railway

Kao Brands Company

Kao Specialties Americas LLC

KAR Auction Services, Inc.

KBR, Inc.

Kellogg Company

Kelly Services Inc.

Kelsey-Seybold Clinic

Kemper Home Service Companies

Kemper Preferred

Kennametal Inc.

Kent State University

Kewaunee Scientific Corporation

KeyCorp

Keystone Foods, LLC

Kforce Inc.

Kimberly-Clark Corporation

KINDER MORGAN ENERGY PARTNERS

Kindred Healthcare, Inc.

Kiwanis International, Inc.

Knowledge Learning Corporation

Kohler Company

Kohl’s Corporation

Kone, Inc.

KOSMOS ENERGY LTD.

Kuehne + Nagel

KULICKE & SOFFA INDUSTRIES, INC.

L.L.Bean, Inc.

Laboratory Corporation of America

Lancaster General

Land O’Lakes, Inc.

Latham & Watkins LLP

Laureate Education, Inc.

Lawson Products, Inc.

Legacy Health

Legal & General America, Inc.

Leggett & Platt, Incorporated

LEGO Systems, Inc.

Leica Geosystems

Lend Lease

Leo Burnett USA

Leupold & Stevens, Inc.

LexisNexis Group - US Corporate and Federal Markets

LG&E and KU Energy LLC

Lhoist North America

Liberty Mutual Group

Lieberman Research Worldwide

Lifetime Healthcare Companies, Inc.

Lifetouch, Inc.

Limited Brands, Inc.

Link-Belt Construction Equipment Company

LM Wind Power Blades

Logan’s Roadhouse

Lonza North America Inc.

Loparex, LLC

Lord & Taylor

Lorillard Inc.

Los Angeles Unified School District

Louis Vuitton North America Inc.

Lower Colorado River Authority

LPL Financial

LSG Lufthansa Service Holding AG

Lubrizol Corporation

Luck Companies Corporation

Luvata Franklin, Inc.

Luxottica Retail US

Macy’s, Inc.

Madison Square Garden

MAG Americas

MAG Global Services

Magellan Health Services

Magellan Midstream Holdings, LP

Magna Donnelly Corporation - Magna Services of America Group

Magnesium Products of America Inc.

Main Line Health, Inc.

Main Street America Group

MANN+HUMMEL USA, Inc.

Mannington Mills

Manpower, Inc.

ManTech International Corporation

MAPFRE Insurance

Maquet Getinge Group

MARATHON OIL CORP

MARATHON PETROLEUM CORP

Marc Jacobs International LLC

Maricopa County Community College District

Maricopa Integrated Health Systems

Maritz, Inc.

Marriott International

Mars North America

Marsh & McLennan Companies, Inc.

Marshfield Clinic

Mary Kay, Inc.

Mary Washington Healthcare

Maryland Procurement Office

Masco Corporation - Decorative Architectural Group, Behr Processing Corporation

Massachusetts Institute of Technology

MassMutual Life Insurance Company

MasterCard Incorporated

Matrix Medical Network

Matson Navigation Company

Matthews International Corporation

Maxum Petroleum

Mayo Foundation

McCain Foods USA, Inc.

McDermott International, Inc.

McDonald’s Corporation

McGladrey & Pullen

McGraw-Hill Education

MDU Resources Group, Inc.

MeadWestvaco Corporation

Medical College of Wisconsin

Medical Mutual of Ohio

MedStar Health

Medtronic, Inc.

Memorial Hermann

Memorial Sloan-Kettering Cancer Center

Mercedes-Benz USA

Mercury Insurance Group

Mercy Corps

Meritor, Inc.

Merrill Corporation

Metalsa Structural Products, Inc.

Methodist Health System

MetLife

MFS Investment Management

MGIC Investment Corp.

Michael Baker Corporation

Michaels Stores, Inc.

Michelin North America, Inc.

Michigan Auto Insurance Placement Facility

MillerCoors LLC

Mills-Peninsula Health Services

Mine Safety Appliances Company

Mitsui & Co. (USA), Inc.

Modern Woodmen of America

ModusLink Global Solutions, Inc.

Moet Hennessy USA

Mohawk Industries Inc.

Molex

Molina Healthcare

Molson Coors Brewing Company

Momentive Specialty Chemicals, Inc.

MoneyGram International, Inc.

Monsanto Company

Moore & Van Allen, PLLC

Morgan, Lewis & Bockius LLP

Morrison & Foerster, LLP

Mountain States Health Alliance

MTS Systems Corporation

Munich Reinsurance America, Inc.

MURPHY OIL

Mutual of Omaha

Mutual of Omaha - Mutual of Omaha Bank

MWH Global, Inc.

Mylan Inc.

Nalco Holding Company

Nash-Finch Company

National Association of Home Builders

National Church Residences

National Futures Association

National Interstate Insurance Company

National Louis University

National Renewable Energy Laboratory

National Rural Utilities Cooperative Finance Corporation (NRUCFC)

Nationwide Insurance

Nature’s Sunshine Products

Nautilus, Inc.

Navigant Consulting, Inc.

Navistar, Inc.

Navy Exchange Service Command (NEXCOM)

Navy Federal Credit Union

NCCI Holdings, Inc.

NCH Corporation

Neighborhood Health Plan

Nestl USA, Inc.

NetJets, Inc.

Netorian LLC

New Balance Athletic Shoe, Inc.

New York Community Bancorp, Inc.

New York Life Insurance Company

New York Power Authority

New York Presbyterian Healthcare System

New York University

NEWFIELD EXPLORATION

NewPage Group, Inc.

NEXEN INC

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

NJM Insurance Group

Noble Corporation

NOBLE ENERGY

Nordstrom, Inc. - Nordstrom fsb

Norfolk Southern Corporation

North American Construction Services, Ltd

North American Hoganas Inc.

Northeast Georgia Health System, Inc.

Northern Arizona University

Northern Trust Corporation

NorthShore University HealthSystem

Northwestern Mutual

Northwestern University

Norton Healthcare

Nova Healthcare Administrators, Inc.

Novant Health, Inc.

Novartis Animal Health US, Inc.

Novartis Pharmaceuticals

Novartis US, Consumer Health

Novelis

Novo Nordisk Inc.

NRG ENERGY

NTT Data Inc

NuStar Energy LP

Nutricia North America

NYU Langone Medical Center

O`Reilly Auto Parts, Inc

Oak Ridge Associated Universities

Oakland County Government

Oakwood Healthcare, Inc.

Oc Business Services

Office Depot

OfficeMax Incorporated

OGE Energy Corporation

Oglethorpe Power Corporation

OGLETHORPE POWER CORPORATION

OhioHealth

Ohly Americas

Oil States Industries, Inc.- Arlington

OIL STATES INTERNATIONAL

Old Dominion Electric Cooperative

Old National Bancorp

O’Melveny & Myers LLP

Omnicare, Inc.

OneBeacon Insurance

Orange County Government

Orange County’s Credit Union

Orbital Sciences Corporation

Orica USA Inc.

Oriental Trading Company, Inc.

Orrick, Herrington & Sutcliffe, LLP

OSI Industries, LLC

OSI Restaurant Partners, LLC

Owens Corning

PACCAR

PACE OIL & GAS LTD.

PACIFIC ETHANOL

Pacific Gas & Electric Company

Pacific Life Insurance Company

Packaging Corporation of America

Pall Corporation

Palmetto Health

Palos Community Hospital

Pandora Holding US

Panduit Corporation

Papa John’s International, Inc.

Paramount Pictures

Park Nicollet Health Services

Parker Hannifin Corporation

Parkland Health & Hospital System

Parkview Health

Parsons Brinckerhoff

Parsons Corporation

Partners HealthCare

Patterson Companies

Patton Boggs LLP

Peabody Energy Corporation

PeaceHealth

Pearson Education

Peet’s Coffee & Tea

PEMCO Insurance

PENGROWTH ENERGY CORP

Penn National Insurance

Pennsylvania Higher Education Authority Agency

Pentagon Federal Credit Union

Pentair Inc.

People’s United Bank

Pepperdine University Information Technology Division

Performance Food Group

Perrigo Company

Personnel Board of Jefferson County

PETCO Animal Supplies, Inc.

Pharmavite, LLC

PharMerica, Inc.

PHH Arval

PHH Corporation

Philip Morris International, Inc.

Phillips-Van Heusen Corporation

Phoenix Children’s Hospital

Phoenix Companies

PHOENIX Process Equipment Company

Pier 1 Imports, Inc.

Pinnacle West Capital Corporation

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

Pitney Bowes, Inc.

PJM Interconnection

PLAINS ALL AMERICAN PIPELINE

Plains Exploration & Production Company

Plante & Moran, PLLC

Plexus Corporation

Plum Creek Timber Company, Inc.

Pochet of America, Inc.

Polaris Industries, Inc.

Polymer Technologies

PolyOne Corporation

Port Authority of Allegheny County

Port of Portland

Port of Seattle

Portfolio Recovery Associates, Inc.

Ports America, Inc.

Post Holdings Inc

PPD, Inc

PPG Industries, Inc.

PPL Corporation

Praxair, Inc.

PRECISION DRILLING CORP

Preformed Line Products Company

Pressure Chemical Co.

Prime Therapeutics LLC

Principal Financial Group

Printpack, Inc.

PrivateBancorp, Inc.

ProBuild Holdings, Inc.

Progressive Corporation

Protective Life Corporation

Providence Health & Services in Oregon

PSA Healthcare

PSCU Financial Services

PSS World Medical, Inc.

Public Company Accounting Oversight Board

Publix Super Markets, Inc.

Puget Sound Energy

PulteGroup, Inc.

PZ Cussons Beauty

QBE The Americas

QEP Resources, Inc

QTI Human Resources, Inc.

Qualipac America

Questar Corporation

QVC, Inc.

Radian Group

Rakuten LinkShare Corporation

Ralcorp Holdings, Inc.

Raley’s

RAND Corporation

Raymond James Financial

RBC Wealth Management

Red Bull North America

Regency Centers Corporation

Regeneron Pharmaceuticals, Inc.

Regions Financial Corporation

Reichhold, Inc.

Renaissance Learning, Inc.

Republic National Distributing Company

Republic Underwriters Insurance Company

Restaurant Application Development

Restaurant Technology Services, LLC

Rexel Holdings USA

Rexnord Corp.

Reynolds American, Inc.

Rich Products Corporation

Ricoh Americas Corporation

Ridgewood Savings Bank

Rio Tinto plc US

Ritchie Bros. Auctioneers

Rite Aid Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robert Bosch LLC

Robins, Kaplan, Miller & Ciresi, LLP

Roche Diagnostics US

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rollins, Inc.

Roper St. Francis Healthcare

Roundy’s Supermarkets, Inc.

Rowan Companies, Inc.

Royal Caribbean Cruises Ltd.

ROYAL DUTCH SHELL

RR Donnelley & Sons

Rush University Medical Center

RWE Trading Americas Inc.

Ryder Systems, Inc.

S&C Electric Company

Sabre Holdings Corporation

SAE International

Safety-Kleen Systems, Inc.

Sage North America

SAIF Corporation

Saint Agnes Medical Center

Saks, Inc.

Samsung Telecommunications America

San Antonio Federal Credit Union

San Antonio Water System

Sandoz, Inc.

SANDRIDGE ENERGY INC

Sauer-Danfoss

Savannah River Nuclear Solutions, LLC

Save the Children Federation, Inc.

Savvis, Inc.

SBA Communications Corporation

SC Johnson

SCANA Corporation

SCF Arizona

Schlumberger Limited - Schlumberger Oilfield Services

Schneider National, Inc.

Scholle Corporation

SchoolsFirst Federal Credit Union

Science Applications International Corporation (SAIC)

Scottrade, Inc.

Scripps Health

Scripps Networks Interactive, Inc.

SCS Engineers

Searles Valley Minerals

Seattle Children’s Hospital

Securian Financial Group

Selective Insurance Company of America

Sentara Healthcare

Sentry Insurance

Sephora USA

Sequent, Inc.

Service Corporation International

Seton Healthcare Family

Sharp HealthCare

Shearman & Sterling LLP

Shure Incorporated

Sidley Austin, LLP

Siemens Corporation

Sigma Foods Inc.

Simon Property Group

Sinclair Broadcast Group, Inc.

SIRVA, Inc.

Skilled Healthcare, LLC

SM ENERGY

SMART Technologies Corporation

Smiths Medical, Inc.

SMSC Gaming Enterprises

Society of Manufacturing Engineers

Sodexo USA

Solera Holdings, Inc.

Solo Cup Company

Solutia Inc.

Sothebys

Southeastern Freight Lines

Southern California Regional Rail Authority

Southern Company

Southern States Cooperative

Southwest Airlines

Southwestern Energy Company

Sovereign Bank Corporation

Space Systems/Loral

Spartan Light Metal Products Inc.

Spectra Energy Corp.

Spectrum Health System

Sprague Operating Resources, LLC

SPX Corporation

SRC - Tec

SRC Inc

St. Elizabeth Health System

St. Jude Children’s Research Hospital

St. Luke’s Health System

Stampin’ Up, Inc.

StanCorp Financial Group

Stanford University

Stanford University Medical Center

Stantec Inc.

Staples, Inc.

Starwood Vacation Ownership

State Farm Insurance

State of North Carolina

State Teachers Retirement System of Ohio

Steelcase, Inc.

STG, Inc.

Storck USA L.P.

Straumann USA

Stryker Corporation

Subaru of Indiana Automotive Inc.

Sumitomo Electric - Carbide Manufacturing, Inc.

Summa Health System

Sun Life Financial (US)

SUNCOR ENERGY INC

Sunrise Medical (US) LLC

Sunsweet Growers, Inc.

Superior Essex, Inc.

SuperMedia

SuperValu

Sutter Health

Swagelok Company

Swedish Health Services

Sykes Enterprises, Incorporated

Symetra Financial

Synovus Financial Corporation

T. Rowe Price Group, Inc.

TALISMAN ENERGY

Target Corporation

TAS Energy Inc.

Taubman Centers, Inc.

Taylor Industries

Taylor Morrison, Inc.

TD Ameritrade Holding Corp.

TDS Telecom

TE Connectivity

Teach For America

Teceptrol Operating LLC

TECO Energy, Inc.

TeleTech Holdings, Inc.

Tellabs

Tenaris, Inc. USA

Tenet Healthcare Corporation

Tennant Company

Terumo BCT

TESORO

Tetra Pak International S.A.

Texas Association of School Boards

Texas Industries, Inc.

Texas Mutual Insurance Company

Texas State University-San Marcos

Texon USA, Inc.

Textainer

Textron Inc.

The Allstate Corporation

The AmeriHealth Mercy Family of Companies

The Boston Consulting Group

The Capital Group Companies

The Carson Companies

The Casey Group, Inc.

The Children’s Hospital of Philadelphia

The Children’s Mercy Hospital

The Chubb Corporation

The Church of Jesus Christ of Latter-day Saints

The Coca-Cola Company

The Donna Karan Company LLC

The E. W. Scripps Company

The Employers Association

The Ford Foundation

The Frost National Bank

The Golden 1 Credit Union

The Guardian Life Insurance Company of America

The Hershey Company

The Hertz Corporation

The Irvine Company

The Johns Hopkins Hospital

The Johns Hopkins University

The Joint Commission

The Medical University of South Carolina Hospital Authority

The Methodist Hospital System

The MITRE Corporation

The Mosaic Company

The Motorists Insurance Group

The National Academies

The New York Times Company

The Nielsen Company

The NORDAM Group

The Ohio State University

The Ohio State University Medical Center

The Outsource Group

The Pampered Chef Ltd

The Pantry, Inc.

The Pennsylvania State University - Penn State Hershey Medical Center

The Pew Charitable Trusts

The Polyclinic

The Schwan Food Company

The ServiceMaster Company

The Sherwin-Williams Company

the SI Organization, Inc.

The Sierra Club Foundation

The Sundt Companies, Inc.

The TJX Companies, Inc.

The Toro Company

The Travelers Companies, Inc.

The University of Alabama at Birmingham

The University of Arizona

The University of Chicago

The University of Chicago Medical Center

The University of Iowa

The University of Kansas Hospital

The University of Texas Medical Branch

The University of Texas System

The Valspar Corporation

The Vanguard Group, Inc.

The Walt Disney Company

The Weather Channel

The Wendy’s Company

The Williams Companies, Inc.

The Woodbridge Group

Theodor Wille Intertrade, Inc.

Thermo Fisher Scientific, Inc.

Thomas Jefferson University Hospital

Thrivent Financial for Lutherans

ThyssenKrupp Elevator

TI Automotive

TIAA-CREF

Tiffany & Co.

Tim Hortons USA Inc.

Time Warner Cable

Time Warner, Inc.

TMEIC Corporation

TMK IPSCO

Tomkins Corporation

Toray Plastics (America), Inc.

Totem Ocean Trailer Express, Inc.

Toyota Industrial Equipment Manufacturing, Inc.

Toys R Us, Inc.

Tractor Supply Company

Transamerica

TRANSCANADA CORP

Transocean, Inc.

Travis County

Trinidad Drilling LP

Trinity Health

TriWest Healthcare Alliance

Troy Corporation

True North Communications

Truman Medical Centers

Trustmark Companies

TSYS Core

TTX Company

Tupperware Brands Corporation

Turner Broadcasting System, Inc.

Tyco Fire & Security

Under Armour, Inc.

Union Tank Car Company

Uni-Select USA, Inc.

Unisys Corporation

UNIT CORP

United Parcel Service

United Rentals, Inc.

United Services Automobile Association

United States Cellular Corporation

United States Enrichment Corporation (USEC)

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Water

UnitedHealth Group

Universal Health Services, Inc.

Universal Orlando

Universal Technical Institute

University at Buffalo

University of Arkansas for Medical Sciences

University of Central Florida

University of Colorado Hospital

University of Houston

University of Illinois at Chicago

University of Maryland Medical Center

University of Maryland University College

University of Miami

University of Michigan

University of Notre Dame

University of Pennsylvania

University of Southern California

University of Virginia Health System

UNUM Group

UPM-Kymmene, Inc.

Uponor, Inc.

URS Corporation Infrastructure and Environment Division

US Bancorp

US Federal Credit Union

US Foods

USG Corporation

Utah Transit Authority

UTi Worldwide Inc.

Vail Resorts, Inc.

Valassis Communications, Inc.

Valero Energy Corporation

Valley National Bank

VANTAGE DRILLING

Vantiv, Inc.

Vectren Corporation

Velocity Technology Solutions, Inc.

Ventura Foods, LLC

Veolia Water North America

Verisign Inc

Vermeer Corporation

Verso Paper Corp.

Vestas Americas

Vestergaard Frandsen Inc.

Vinson & Elkins, LLP

Virginia Commonwealth University Health System (VCUHS)

Visiting Nurse Service of New York

Visteon Corporation

VITAS Healthcare Corporation

Volvo Group North America - 3P

Vonage Holdings Corporation

VW Credit, Inc.

VWR International

W.L. Gore & Associates, Inc.

Waddell & Reed

Wake County Government

Wake Forest University

Wal-Mart Stores, Inc.

Washington Hospital Center

Washington Suburban Sanitary Commission

Waste Management, Inc.

Weaver and Tidwell, LLP

Weber Aircraft LLC

Webster Financial Corporation

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP

Weir SPM

WellCare Health Plans

WellPoint, Inc.

Wells Enterprises, Inc

Wells Fargo & Company

WellSpan Health

WellStar Health System

WESCO International, Inc.

West Penn Allegheny Health System

Western & Southern Financial Group

Western Digital

Western Michigan University

Westlake Chemical Corporation

Weston Solutions, Inc.

Westwood College

WGL Holdings, Inc. - Washington Gas

Wheaton College

Wheaton Franciscan Healthcare

Whip Mix Corporation

Whole Foods Market, Inc.

William Blair & Company, LLC

William Marsh Rice University

Williams-Sonoma, Inc.

Wilmer Cutler Pickering Hale and Dorr LLP

Wm. Wrigley Jr. Company

Wolters Kluwer NA

World Vision

Worthington Industries

WPX ENERGY, INC.

Wright Express Corporation

Wyndham Worldwide

Xcel Energy Inc.

XL America

Xylem Inc.

Yamaha Corporation of America

Yellow Pages Group USA

Yeshiva University

Zale Corporation

Zebra Technologies Corporation

Zeon Corp.

Zimmer Holdings, Inc.

Zions Bancorporation

Zumtobel US

Zurich North America